Exhibit 99.1

Avago Technologies announces Withdrawal of Secondary Offering

SAN JOSE, Calif., and SINGAPORE, August 11, 2010 — Avago Technologies (Nasdaq: AVGO), today announced it has agreed with its principal controlling shareholder to withdraw the proposed secondary offering to the public of 24,840,000 ordinary shares due to adverse market conditions, effective immediately. The Company and its principal controlling shareholder may elect to offer any or all of such shares at a later date or dates, subject to market and other conditions.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Avago Technologies Limited

Avago Technologies Limited is a leading designer, developer and global supplier of a broad range of analog semiconductor devices with a focus on III-V based products. Our product portfolio is extensive and includes over 6,500 products in four primary target markets: wireless communications, wired infrastructure, industrial and automotive electronics, and consumer and computing peripherals.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements which address our expected future business and financial performance. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, those related to any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, technology developments or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance, based on management’s judgment, beliefs, current trends and market conditions, and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include cyclicality in the semiconductor industry or in our target markets; the recent economic downturn and financial crisis and their impact on our business, results of operations, and financial condition quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; our ability to generate cash sufficient to fund our research and development, capital expenditures and other business needs and to service our debt; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our dependence on contract manufacturing and outsourced supply chain; loss of our significant customers; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; any expenses associated with resolving customer product and warranty claims; costs associated with and our ability to achieve the growth prospects and synergies expected from our acquisitions; delays and challenges associated with integrating acquired companies with our existing businesses; our ability to improve our cost structure through our manufacturing outsourcing program; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Quarterly Report on Form 10-Q filed on June 3, 2010 and other filings with the Securities and Exchange Commission, or “SEC” (which you may obtain for free at the SEC’s website at http://www.sec.gov)

discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Avago Technologies Limited

Investor Contact

Jacob Sayer, 408-435-7400

VP Business Development and IR

investor.relations@avagotech.com